July 19, 2024
Pioneer ILS Interval Fund
Supplement to the Prospectus dated March 1, 2024
Amundi Asset Management US, Inc. (the “Adviser” ), the fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the fund’s Board of Trustees will be asked to approve a new investment advisory agreement for the fund with Victory Capital Management Inc., an affiliate of Victory Capital. If approved by the Board, the fund’s new investment advisory agreement will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the new investment advisory agreement.
33810-00-0724
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Underwriter of Pioneer mutual funds
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